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The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Greenwich Capital Markets, Inc.  in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc.  and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc.  nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

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Downey Savings - Apr Deal - Price/Yield - AX2			FORWARD
Balance	1,100,000,000	Delay	18
Coupon	0.94733	Dated	4/1/2005
Settle	4/29/2005	First Payment	5/19/2005

Prepay	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
Price	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
4-14+	34.410	29.101	23.630	17.901	11.743	4.899	-2.804	-9.422
4-15+	34.160	28.845	23.368	17.630	11.462	4.604	-3.116	-9.762
4-16+	33.913	28.593	23.109	17.364	11.185	4.313	-3.424	-10.099
4-17+	33.669	28.343	22.854	17.100	10.911	4.026	-3.728	-10.431
4-18+	33.428	28.097	22.602	16.840	10.640	3.742	-4.028	-10.759
4-19+	33.190	27.854	22.353	16.583	10.373	3.462	-4.325	-11.083
4-20+	32.955	27.614	22.107	16.330	10.109	3.185	-4.618	-11.403
4-21+	32.723	27.377	21.865	16.079	9.849	2.912	-4.907	-11.719
4-22+	32.493	27.143	21.625	15.832	9.592	2.641	-5.193	-12.031
4-23+	32.267	26.911	21.388	15.588	9.337	2.375	-5.476	-12.339
4-24+	32.043	26.683	21.154	15.346	9.086	2.111	-5.755	-12.644
4-25+	31.822	26.457	20.923	15.108	8.838	1.850	-6.031	-12.945
4-26+	31.603	26.234	20.695	14.872	8.593	1.593	-6.304	-13.243
4-27+	31.387	26.013	20.469	14.639	8.350	1.338	-6.573	-13.537
4-28+	31.173	25.796	20.247	14.409	8.111	1.087	-6.840	-13.828
4-29+	30.962	25.580	20.026	14.182	7.874	0.838	-7.103	-14.116
4-30+	30.754	25.368	19.809	13.957	7.640	0.592	-7.363	-14.400
4-31+	30.547	25.157	19.594	13.735	7.408	0.349	-7.621	-14.681
5-00+	30.343	24.949	19.381	13.515	7.180	0.109	-7.876	-14.959
5-01+	30.142	24.744	19.171	13.298	6.953	-0.129	-8.128	-15.234
5-02+	29.942	24.541	18.963	13.084	6.730	-0.364	-8.377	-15.506
5-03+	29.745	24.340	18.757	12.871	6.508	-0.596	-8.623	-15.775
5-04+	29.550	24.141	18.554	12.661	6.290	-0.826	-8.867	-16.041
5-05+	29.357	23.945	18.353	12.454	6.073	-1.054	-9.108	-16.305
5-06+	29.166	23.750	18.155	12.248	5.859	-1.279	-9.347	-16.565
5-07+	28.978	23.558	17.958	12.045	5.647	-1.502	-9.583	-16.823
5-08+	28.791	23.368	17.764	11.844	5.438	-1.722	-9.816	-17.078
5-09+	28.606	23.180	17.571	11.645	5.230	-1.940	-10.047	-17.330
5-10+	28.424	22.994	17.381	11.449	5.025	-2.156	-10.276	-17.580
5-11+	28.243	22.810	17.193	11.254	4.822	-2.369	-10.503	-17.827
5-12+	28.064	22.629	17.007	11.062	4.621	-2.581	-10.727	-18.071
5-13+	27.887	22.448	16.823	10.871	4.423	-2.790	-10.949	-18.314
5-14+	27.712	22.270	16.641	10.682	4.226	-2.997	-11.168	-18.553
Mod Durn 30360	3.00	2.94	2.87	2.78	2.67	2.54	2.40	2.20

Downey Savings - Apr Deal - Price/Yield - AX2			SPOT
Balance	1,100,000,000	Delay	18
Coupon	0.94733	Dated	4/1/2005
Settle	4/29/2005	First Payment	5/19/2005

Prepay	5 CPR	10 CPR	15 CPR	20 CPR	25 CPR	30 CPR	35 CPR	40 CPR
Optional Redemption	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)	Call (Y)
Price	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
4-14+	55.712	64.314	58.492	52.440	46.085	39.288	31.904	25.349
4-15+	55.318	63.860	58.033	51.977	45.616	38.812	31.417	24.841
4-16+	54.929	63.411	57.580	51.520	45.154	38.342	30.937	24.340
4-17+	54.545	62.969	57.133	51.068	44.697	37.878	30.463	23.846
4-18+	54.166	62.532	56.692	50.623	44.247	37.420	29.995	23.359
4-19+	53.792	62.101	56.257	50.183	43.802	36.969	29.534	22.877
4-20+	53.422	61.675	55.827	49.750	43.363	36.523	29.078	22.402
4-21+	53.058	61.255	55.403	49.322	42.930	36.083	28.629	21.933
4-22+	52.698	60.840	54.984	48.899	42.502	35.649	28.185	21.470
4-23+	52.343	60.430	54.570	48.481	42.080	35.220	27.747	21.013
4-24+	51.992	60.025	54.162	48.069	41.664	34.796	27.314	20.562
4-25+	51.646	59.625	53.759	47.663	41.252	34.378	26.887	20.116
4-26+	51.304	59.230	53.360	47.261	40.846	33.966	26.465	19.675
4-27+	50.966	58.840	52.967	46.864	40.444	33.558	26.048	19.240
4-28+	50.632	58.455	52.578	46.472	40.048	33.155	25.636	18.811
4-29+	50.303	58.074	52.194	46.085	39.657	32.757	25.229	18.386
4-30+	49.977	57.697	51.815	45.702	39.270	32.364	24.827	17.967
4-31+	49.655	57.326	51.440	45.324	38.888	31.976	24.430	17.553
5-00+	49.337	56.958	51.070	44.951	38.510	31.593	24.038	17.143
5-01+	49.023	56.595	50.704	44.582	38.137	31.214	23.650	16.738
5-02+	48.713	56.236	50.342	44.217	37.768	30.839	23.267	16.338
5-03+	48.406	55.881	49.984	43.857	37.404	30.469	22.888	15.943
5-04+	48.103	55.530	49.631	43.501	37.044	30.103	22.514	15.552
5-05+	47.803	55.183	49.282	43.149	36.688	29.741	22.144	15.166
5-06+	47.507	54.840	48.936	42.801	36.336	29.384	21.778	14.783
5-07+	47.214	54.501	48.595	42.457	35.989	29.030	21.416	14.406
5-08+	46.924	54.166	48.257	42.116	35.645	28.681	21.059	14.032
5-09+	46.638	53.834	47.923	41.780	35.305	28.335	20.705	13.663
5-10+	46.355	53.506	47.593	41.448	34.968	27.993	20.355	13.297
5-11+	46.075	53.182	47.267	41.119	34.636	27.655	20.009	12.936
5-12+	45.798	52.861	46.944	40.793	34.307	27.321	19.667	12.578
5-13+	45.524	52.543	46.625	40.472	33.982	26.990	19.328	12.224
5-14+	45.254	52.229	46.309	40.154	33.660	26.663	18.993	11.874
Mod Durn 30360	1.92	1.66	1.65	1.64	1.62	1.59	1.56	1.49